Xerium Technologies Inc. September 2009 Selected Data – Earnings Call November 6, 2009 Exhibit 99.2

Forward Looking Statements
• This presentation contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause the actual results to differ materially from those indicated.
• Actual results may differ materially due to a number of factors, including those factors discussed in our earnings press release dated November 5, 2009, and other factors discussed in our filings with the SEC, including our report on Form 10-K for the period ending December 31, 2008 and subsequent filings.  Copies of these filings are available from the SEC and in the investor relations section of our website at
www.xerium.com.
• These slides and the associated remarks and comments made
during our third quarter 2009 financial results conference call are integrally related and are intended to be presented and understood together.

• Q3 demonstrated strong “bookings” in most regions and segments

Recovering Market Conditions Prevail
Note: “Bookings” are defined as purchase orders received from external customers that define: specific deliverables, delivery dates, pricing and payment terms, delivery instructions/destination, and clearly define change of ownership. “Booked” orders may or may not become shipments as customers may cancel, delay or otherwise change the terms of the order up until delivery is completed.

50,000
45,000
40,000
35,000
30,000
25,000
US$ '000

	Sep 08	Oct 08	Nov 08	Dec 08	Jan 09	Feb 09	Mar 09	Apr 09	May 09	Jun 09	Jul 09	Aug 09	Sep 09
12 Months	48,913	46,435	40,547	39,092	42,868	34,654	38,234	36,372	37,026	37,657	35,933	43,088	47,918
6 Months								36,372	37,026	37,657	35,933	43,088	47,918
3 Months											35,933	43,088	47,918

Bookings Analysis – Total Xerium
3, 6 &13 Month Trend Lines
Consolidated new order bookings indicate served market recovery is underway.  Three month trend line sloped up more steeply than six month trend line suggests accelerating recovery.

35,000
30,000
25,000
20,000
15,000
10,000
US$ '000

	Sep 08	Oct 08	Nov 08	Dec 08	Jan 09	Feb 09	Mar 09	Apr 09	May 09	Jun 09	Jul 09	Aug 09	Sep 09
12 Months	31,119	29,189	25,396	27,319	29,552	20,939	25,284	23,447	22,955	24,305	21,476	27,176	31,779
6 Months								23,447	22,955	24,305	21,476	27,176	31,779
3 Months											21,476	27,176	31,779

Bookings Analysis – Paper Machine Clothing
3, 6 &13 Month Trend Lines
Consolidated new order bookings indicate served market recovery is underway.  Three month trend line sloped up more steeply than six month trend line suggests accelerating recovery.

20,000
15,000
10,000
5,000
US$ '000

	Sep 08	Oct 08	Nov 08	Dec 08	Jan 09	Feb 09	Mar 09	Apr 09	May 09	Jun 09	Jul 09	Aug 09	Sep 09
12 Months	17,794	17,245	15,151	11,773	13,317	13,715	12,950	12,924	14,071	13,352	14,457	15,912	16,137
6 Months								12,924	14,071	13,352	14,457	15,912	16,137
3 Months											14,457	15,912	16,137

Bookings Analysis – Rolls
3, 6 &13 Month Trend Lines
Consolidated new order bookings indicate served market recovery is underway.  Three month trend line sloped up more steeply than six month trend line suggests accelerating recovery.

Recovering Market Conditions Prevail
• Q3 demonstrated strong “bookings” in most regions and segments
• Declining machine and mill curtailments
• Strengthening pricing for market pulp and recycled fiber
• Company surveys show declining inventories of paper machine clothing at customer mills
• Industry association data documents declining Paper Machine Clothing inventories
• Relatively firm pricing for roll covers and paper machine clothing
7
“Bookings” are defined as purchase orders received from customers that define: specific deliverables, delivery dates, pricing and payment terms, delivery instructions/destination, and clearly defined change of ownership. “Booked” orders may or may not become shipments as customers may cancel, delay or otherwise change the terms of the order up until delivery is completed.

XERIUM TECHNOLOGIES, INC.

3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
'08 Q1 | '08 Q1 | '08 Q1 | '08 Q1 | '09 Q1 | '09 Q2 | '09 Q3
Total | -1.7 | -1.2 | -1.2 | 0 | -0.2 | 0.8 | -0.5

% 8 Sales Price Change as a Percent of Revenue Note – Data compares as a % sales price achieved current year compared to prior year

30.0
25.0
20.0
15.0
10.0

	'09 Q1	'09 Q2	'09 Q3
Clothing	23.9	24.1	28.6
Rolls	11.6	12.7	13.1

%

New Product Sales as a Percent of
Revenue
Initial signs of progress are emerging in Xerium’s strategy to increase its technological leadership, by accelerating the introduction of new products (those developed within the prior five years) that make a measureable improvement in customer performance while simultaneously reducing XRM’s operating costs.

175.0
125.0
75.0

	'07 Q1	'07 Q2	'07 Q3	'07 Q4	'08 Q1	'08 Q2	'08 Q3	'08 Q4	'09 Q1	'09 Q2	'09 Q3
Qtr Sales $	143.9	153.7	153.6	164.2	158.9	170.4	159.3	149.5	116.5	120.8	130.3

$ Millions

Total Xerium Quarterly Sales
7.9% improvement from Q2 ’09 to  Q3 ‘09 marks the second consecutive quarter over quarter
Improvement. It is too early to tell if this is a sustainable recovery or customers replenishing inventories.

125.0
100.0
75.0
$'s M
50.0
25.0

	'07 Q1	'07 Q2	'07 Q3	'07 Q4	'08 Q1	'08 Q2	'08 Q3	'08 Q4	'09 Q1	'09 Q2	'09 Q3
QTR Sales $	93.3	102.8	104.0	108.0	103.6	109.3	104.4	96.0	77.8	80.0	86.0

Quarterly Sales – Paper Machine Clothing
7.5% improvement from Q2 ’09 to Q3 ‘09 marks the second consecutive quarter over quarter
Improvement. It is too early to tell if this is a sustainable recovery or customers replenishing inventories.

75.0
65.0
55.0
45.0
35.0
25.0
$'S M

	'07 Q1	'07 Q2	'07 Q3	'07 Q4	'08 Q1	'08 Q2	'08 Q3	'08 Q4	'09 Q1	'09 Q2	'09 Q3
Qtr Sales $	50.6	50.8	49.6	56.2	55.4	61.1	54.9	53.5	38.7	40.8	44.3

Quarterly Sales – Rolls
8.6% improvement from Q2 ’09 to Q3 ‘09 marks the second consecutive quarter over quarter
Improvement. It is too early to tell if this is a sustainable recovery or customers replenishing inventories.

45.0
40.0
35.0
30.0
25.0
%

	'07 Q1	'07 Q2	'07 Q3	'07 Q4	'08 Q1	'08 Q2	'08 Q3	'08 Q4	'09 Q1	'09 Q2	'09 Q3
Clothing	43.9	43.1	41.9	38.7	39.8	41.4	31.0	42.4	39.8	39.9	38.4
Rolls	39.1	39.2	39.7	39.9	39.9	38.6	37.2	33.8	34.4	33.6	35.8
Total	42.2	41.8	41.2	39.8	39.8	40.4	33.1	39.4	38.0	37.7	37.5

Gross Margin Percent of Revenue
Note - ’08 Q3 GM% decline due to adoption of revised company policy for inventory obsolescence
Margin declines in late 2008 and 2009 relate to under absorption of fixed cost, and the increasing mix of lower margin Asian roll covers following our Q4 2007 acquisition of a roll covers business in China.

XERIUM TECHNOLOGIES, INC.

40
35
30
25
20
15
%
'08 Q2
Sales = $170.4 M
'09 Q1
Sales = $116.5 M

	'08 Q1	'08 Q2	'08 Q3	'08 Q4	'09 Q1	'09 Q2	'09 Q3
Total	26.8	30	34.5	35	27.9	21.8	28.3

S G & A Percent of Revenue as Reported
Note - Compares SG&A costs (selling, G&A, R&D, Restructuring costs) excluding Pension Curtailment gain in 2008
Cost controls proved effective in reducing S G & A in the face of substantial volume declines,  but adjustments, impairments and advisor fees make quarter over quarter comparisons challenging.

185,000
160,000
135,000
110,000
85,000
60,000
35,000
10,000
$'s 000
60,000
50,000
40,000
30,000
20,000
10,000
0

	Q1-07	Q2	Q3	Q4	Q1-08	Q2	Q3	Q4	Q1-09	Q2	Q3
Bank Adj LTM	141,599	139,887	146,108	146,021	148,787	160,733	176,456	164,487	149,046	130,526	101,470
Bank Ebitda by Qtr	32,844	38,228	38,429	36,520	35,610	50,174	54,152	24,551	20,169	31,654	25,096

Trailing Twelve Month Bank Adjusted EBITDA
Note:  a reconciliation of Trailing Twelve Month Bank Adjusted EBITDA to Net Income (Loss) is available in the investor relations section of the Company’s website at www.xerium.com.

XERIUM TECHNOLOGIES, INC.

40.0
35.0
30.0
25.0
20.0
%
15.0
10.0
5.0
0.0
180.0
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0

	'08 Q1	'08 Q2	'08 Q3	'08 Q4	'09 Q1	'09 Q2	'09 Q3
Revenue	158.9	170.4	159.3	149.5	116.5	120.8	130.3
Total	29.6	27.6	25.1	23.2	28.1	28.2	26.6

Total Working Capital as a Percent of
Revenue
2008’s progress in reducing TWC was reset by the precipitous and sudden decline in demand.  Our teams are now making progress re-adjusting to this new reality.
(Note:  a reconciliation of Total Working Capital to Revenue is available in the investor relations section of the Company’s website at www.xerium.com.

$ Millions
650.0
600.0
550.0
500.0

	'05 Q2	'05 Q3	'05 Q4	'06 Q1	'06 Q2	'06 Q3	'06 Q4	'07 Q1	'07 Q2	'07 Q3	'07 Q4	'08 Q1	'08 Q2	'08 Q3	'08 Q4	'09 Q1	'09 Q2	'09 Q3
Total Debt	656.0	653.5	651.2	645.7	644.3	641.8	615.4	612.2	613.1	611.8	603.7	594.0	593.1	585.9	584.0	591.9	584.9	580.0

17 Total Debt at Constant FX Rates Note – Total Debt converted at Q2 2005 FX rates for all periods presented (Euro = USD $1.20, Canadian Dollar = USD $0.82)